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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K



         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES ACT OF 1934






DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 23, 1997



                          ZERO CORPORATION
      (Exact name of registrant as specified in its charter)



        DELAWARE                   1-5260          95-1718077
(State or other jurisdiction    (Commission      (IRS Employer
 of incorporation)               File Number)     Identification No.)


   444 SOUTH FLOWER STREET, LOS ANGELES, CALIFORNIA   90071-2922
      (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code   (213)629-7000

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ITEM 5.  OTHER EVENTS.

On December 23, 1997 the Company announced the exercise of an option to purchase its property located in Burbank, California. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.



ITEM 7.  EXHIBITS.

Press release dated December 23, 1997 announcing the exercise of an option for the sale of property. Exhibit 99.1.











































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                             SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ZERO CORPORATION



Dated:  December 23, 1997     By:  /S/ ANITA J. CUTCHALL
                                   Anita J. Cutchall
                                   Vice President-Legal and
                                   Corporate Secretary





































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